SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

AdvisorOne Funds

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Dear Retirement Plan Administrator,

Recently, your plan received materials in the mail regarding the Special Meeting of Shareholders for the AdvisorOne Funds that was originally scheduled for March 28, 2013.  The meeting has been adjourned to April 9, 2013 to allow us to solicit additional votes needed in connection with the meeting proposals.    In order to move forward with this important proposal that affects the continued management of your plan, we must hear from at least ½ of all shareholders so your prompt response is extremely important.

The AdvisorOne Funds have made it very easy for you to vote.  Please follow one of the following methods to record your vote:

1.

Online:  Log on to the website listed on your proxy card; enter your control number located on your proxy card, and vote by following the on screen prompts.

2.

Phone:  Please call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

VOTING TAKES ONLY A FEW MINUTES

PLEASE  VOTE TODAY

(If you have recently voted, thank you and please disregard this notice.)

Thank you for your prompt attention to this matter.

AdvisorOne Funds

URGENT-REPLY NECESSARY

April 1, 2013

Dear Shareholder:

The Board of Trustees of AdvisorOne Funds has sent you a Notice of Special Meeting and Proxy Statement to ask you to vote on two important proposals affecting your Fund. The Special Meeting convened on March 28, 2013, but is now adjourned until **April 9, 2013** to allow more time for shareholder participation. The Special Meeting will reconvene at the offices of the trust's administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788 at 10:00 a.m., Eastern Time.

THE FUND'S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.
PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:
1. To approve a new Investment Advisory Agreement with CLS Investments, LLC ("CLS"), the current advisor to each of the AdvisorOne Funds used in your retirement account. **There is no fee increase proposed**.
2. To elect Todd Clarke and Eric Clarke to the Board of Trustees to the AdvisorOne Funds.

YOUR VOTE IS NECESSARY FOR CLS TO CONTINUE PROVIDING MANAGEMENT TO THE ADVISORONE FUNDS.

PLEASE VOTE NOW TO HELP THE FUND AVOID THE EXPENSE OF FURTHER SOLICITATION.
NO MATTER HOW MANY SHARES YOU OWN IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED.

VOTING IS EASY

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE OPTIONS LISTED BELOW:

1. **Vote by Phone.** Simply dial toll-free **1-800-690-6903**. Please have your control number found on the enclosed proxy card available at the time of the call.

2. **Vote via the Internet.** You may cast your vote using the Internet by logging onto www.proxyvote.com and enter your control number found on the enclosed proxy card.